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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 2004
                Date of Report (Date of earliest event reported)

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                               ZYMOGENETICS, INC.
             (Exact name of registrant as specified in its charter)

         Washington                     0-33489                   91-1144498
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

               1201 Eastlake Avenue East
                  Seattle, Washington                           98102-3702
        (Address of principal executive offices)                (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)



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Item 5. Other Events


     On July 1, 2004, ZymoGenetics, Inc. issued a press release announcing the appointment of James A. Harper to its Board of Directors effective July 1, 2004. Mr. Harper is also expected to serve on the Compensation Committee of the Board of Directors.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

     99.1         Press Release issued July 1, 2004 by ZymoGenetics, Inc.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ZYMOGENETICS, INC.

Date: July 1, 2004         By:      /s/    JAMES A. JOHNSON
                                 -----------------------------------------------
                         Name:             James A. Johnson
                        Title: Senior Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit     Document Description
Number
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99.1        Press release issued July 1, 2004 by ZymoGenetics, Inc.